                                                                    EXHIBIT 99.4

                         NOTICE OF GUARANTEED DELIVERY
                                With Respect to

                        K. HOVNANIAN ENTERPRISES, INC.

                               Offer to Exchange
                      10 1/2% Outstanding Notes due 2007
                       for 10 1/2% Senior Notes due 2007
                           that have been registered
                       under the Securities Act of 1933

     This form must be used by a holder of the 10 1/2% Senior Notes due 2007, guaranteed by the Guarantors (the "Outstanding Notes") of K. Hovnanian Enterprises, Inc. (the "Issuer") who wishes to tender Outstanding Notes to the Exchange Agent pursuant to the guaranteed delivery procedures described in "The Exchange Offer -- Guaranteed Delivery Procedures" of the Prospectus dated [_] ______, 2000 (the "Prospectus") and in Instruction 2 to the Letter of Transmittal. Any holder who wishes to tender Outstanding Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to the Expiration Date of the Exchange Offer. Capitalized terms not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.

     To: First Union National Bank, Exchange Agent

     By Overnight Mail or Courier:                    By Hand:                               By Mail:

       First Union National Bank             First Union National Bank               First Union National Bank
           Attn: Marsha Rice                     Attn: Marsha Rice                       Attn: Marsha Rice
   Corporate Trust Operations Reorg       Corporate Trust Operations Reorg       Corporate Trust Operations Reorg
      1525 West W.T. Harris Blvd.           1525 West W.T. Harris Blvd.             1525 West W.T. Harris Blvd.
       Charlotte NC 28288-1153               Charlotte NC 28288-1153                 Charlotte NC 28288-1153

                          By Facsimile Transmission:
                                (704) 590-7628

                             Confirm by Telephone:
                                (704) 590-7413
                                 Information:
                                (704) 590-7413

     Delivery of this notice of guaranteed delivery to an address other than as set forth above or transmission via a facsimile number other than as set forth above will not constitute a valid delivery.

              Please read the accompanying instructions carefully

Ladies and Gentlemen:

         The undersigned hereby tenders to the Issuer, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Outstanding Notes specified below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the Letter of Transmittal. The undersigned hereby tenders the principal amount of Outstanding Notes listed below:

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      Certificate Number(s) (if known)                     Principal Amount                        Principal Amount
            of Outstanding Notes                             Represented                              Tendered
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

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



     The Depositary Trust Company

     (check if Outstanding Notes will be tendered by book-entry transfer)

Account Number: ___________________________________________________________


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                                   SIGN HERE

Name of Holder:  ____________________________________________________________

Signature(s): ________________________________________________________________

Name(s) (please print):  _____________________________________________________

Address: _____________________________________________________________________

Telephone Number: ____________________________________________________________

Date: ________________________________________________________________________

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

                                                                               2

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                                   GUARANTEE
                   (Not to be used for signature guarantee)


The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Outstanding Notes tendered hereby in proper form for transfer and any other required documents, all by 5:00 p.m., New York City time, on the third business day following the Expiration Date.

                                   SIGN HERE

Name of firm: _________________________________________________________________

Authorized Signature: _________________________________________________________

Name (please print): __________________________________________________________

Address: ______________________________________________________________________

        _______________________________________________________________________

Telephone Number: _____________________________________________________________

Date: _________________________________________________________________________

         DO NOT SEND NOTES WITH THIS FORM. ACTUAL SURRENDER OF NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, AN EXECUTED LETTER OF TRANSMITTAL.
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                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

1. Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and risk of the holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedure, see Instruction 2 of the Letter of Transmittal.

2. Signatures on this Notice of Guaranteed Delivery. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Outstanding Notes referred to herein, the signatures must correspond with the name(s) written on the face of the Outstanding Notes without alteration, enlargement, or any change whatsoever.

     If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Outstanding Notes listed, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appear(s) on the Outstanding Notes.

      If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing.

3. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.